UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2018 (May 30, 2018)

HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 30, 2018, Harris Corporation (the “Company”) amended its By-Laws pursuant to action by the Company’s Board of Directors (the “Board”), upon the recommendation of the Governance and Corporate Responsibility Committee, to implement “proxy access” and to make certain other changes. The amendments became effective immediately.

The proxy access provisions are set forth in a new Article II, Section 11 of the By-Laws. These provisions allow an individual eligible shareholder, or a group of no more than 20 eligible shareholders, to nominate and include in the Company’s proxy materials candidates for election to the Board, as long as such shareholder or the shareholder group, as applicable, continuously owns 3% or more of the outstanding shares of Company common stock for at least three years. The maximum number of proxy access nominees permitted is the greater of two or 20% of the Board (rounded down to the nearest whole number), provided that the shareholder(s) and the nominee(s) satisfy the eligibility and procedural requirements set forth in Article II, Section 11 of the By-Laws.

The additional eligibility and procedural requirements include a requirement that a proxy access nomination notice must be delivered to the Company no earlier than 150 calendar days and no later than 120 calendar days before the first anniversary of the release date of the Company’s proxy materials for the prior year’s annual meeting of shareholders, as well as requirements that all nominees for directors and nominating stockholder(s) provide certain information, representations and agreements to the Company in order to be eligible for election.

The advance notice provision contained in Article II, Section 8 of the By-Laws was also modified to make reference to the new proxy access provisions. In addition, some non-substantive stylistic changes were made in the By-Laws.

The foregoing summary of the amendments to the Company’s By-Laws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the By-Laws, as amended and restated May 30, 2018, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits.
EXHIBIT INDEX

      The following exhibit is filed herewith:

Exhibit Number	Description
3.1	Bylaws of Harris Corporation, as amended and restated effective May 30, 2018.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: May 30, 2018		Title:	Senior Vice President, General Counsel and Secretary

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